Long-Term Loans, Net of Current Maturities	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
LONG-TERM LOANS, NET OF CURRENT MATURITIES

NOTE 13:- LONG-TERM LOANS, NET OF CURRENT MATURITIES

Classified by linkage terms and interest rates, the total amount of the loans is as follows:

Loan currency	Weighted interest rate as of December 31, 2019	December 31,
	%	2019	2018

NIS	3.5 (Prime+1.75%)	$2,705	$2,334

Less - current maturities		664	467

		$2,041	$1,867

(1)	In October 2017, the Company and its Israeli subsidiaries entered into an agreement with Bank Beinleumi for the provision of credit facilities, which were used to pay Bank Leumi loans amounting to $2,976, Amounts drawn under the credit facilities in 2017 will be paid in monthly equal installments for a period of 6 years. In May 2019, the Company increased its credit facilities from Bank Beinleumi in the amount of $708, to pay for the acquisition of Imdecol business operations. The loan will be paid in monthly equal installments for a period of 5 years. See Note 3.

The Bank Beinleumi loan agreement includes covenants to maintain certain financial ratios related to shareholders' equity, EBITDA and operating results. The Bank Beinleumi credit facilities are secured by a first ranking fixed charge on any unpaid share capital of the Company, the goodwill of the Company, and any insurance entitlements in the Company's assets pledged thereunder, and a floating charges on all of the assets of the Company and its Israeli subsidiaries, owned now or in the future. As of December 31, 2019, the Company met the covenants set forth in the agreement.

2)	The total amount to be paid by the Company is as follows:

Payment schedule	December 31, 2019

2020	664
2021	664
2022	662
2023	655
2024	60
Total	$2,705